Schedule of Investments

AllianzGI Convertible & Income Fund

November 30, 2019 (unaudited)

Principal Amount (000s)		Value^
CORPORATE BONDS & NOTES—36.1%
Advertising—0.2%
$1,530	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	$1,599,382

Aerospace & Defense—1.2%
	TransDigm, Inc.,
3,240	5.50%, 11/15/27 (a)(b)	3,248,100
5,620	6.50%, 5/15/25	5,851,825
955	Triumph Group, Inc., 6.25%, 9/15/24 (a)(b)	1,005,128

		10,105,053

Auto Components—0.9%
2,955	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	3,164,586
2,215	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (n)	2,283,433
2,315	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)	2,370,039

		7,818,058

Auto Manufacturers—1.2%
6,135	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	6,334,387
4,215	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	4,051,627

		10,386,014

Chemicals—1.4%
2,695	Chemours Co., 6.625%, 5/15/23	2,661,313
3,145	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	3,216,737
1,550	Olin Corp., 5.00%, 2/1/30	1,542,289
4,690	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(n)	4,737,017

		12,157,356

Commercial Services—1.8%
8,050	Cenveo Corp., 6.00%, 5/15/24 (cost-$9,872,376; purchased 3/22/12) (a)(b)(c)(d)(f)(j)	442,750
2,170	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	2,275,842
	Hertz Corp. (a)(b),
3,675	7.125%, 8/1/26	3,920,765
391	7.625%, 6/1/22	407,617
3,465	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	3,750,828
	United Rentals North America, Inc.,
2,395	5.25%, 1/15/30	2,550,735
1,655	5.50%, 7/15/25	1,727,390

		15,075,927

Computers—0.5%
5,050	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(n)	4,698,520

Containers & Packaging—0.5%
2,195	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)	2,343,217
1,805	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)	1,967,495

		4,310,712

Distribution/Wholesale—0.7%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25	5,671,408

Diversified Financial Services—3.2%
19,469	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	9,462,007
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$6,000,000; purchased 9/6/18) (a)(b)(j)	6,007,500
	Navient Corp.,
2,365	6.75%, 6/15/26	2,536,711
1,175	7.25%, 9/25/23	1,307,176
	Springleaf Finance Corp.,
2,165	6.625%, 1/15/28	2,397,353
4,935	8.25%, 10/1/23	5,775,998

		27,486,745

Electronic Equipment, Instruments & Components—0.3%
2,260	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	2,530,799

Engineering & Construction—0.6%
5,100	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	4,991,625

Entertainment—1.4%
4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (n)	4,503,600
2,365	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	2,660,205
3,115	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	3,037,094
1,855	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	2,007,708

		12,208,607

Food & Beverage—0.2%
1,525	Albertsons Cos. LLC, 7.50%, 3/15/26 (a)(b)	1,691,795

Healthcare-Products—0.4%
2,980	Avantor, Inc., 9.00%, 10/1/25 (a)(b)	3,322,700

Healthcare-Services—3.0%
2,460	Centene Corp., 5.375%, 6/1/26 (a)(b)	2,617,566
2,835	CHS/Community Health Systems, Inc., 6.25%, 3/31/23	2,806,650
5,430	DaVita, Inc., 5.125%, 7/15/24	5,586,058
1,009	Encompass Health Corp., 5.75%, 11/1/24	1,025,386
3,550	HCA, Inc., 7.50%, 2/15/22	3,940,475
2,270	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	2,438,829
	Tenet Healthcare Corp.,
3,075	6.25%, 2/1/27 (a)(b)	3,294,094
3,500	7.00%, 8/1/25 (n)	3,688,090

		25,397,148

Insurance—0.6%
4,390	Prudential Financial, Inc., 5.70%, 9/15/48 (converts to FRN on 9/15/28)	5,034,342

Internet—0.5%
2,220	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	2,336,156
2,290	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	2,416,236

		4,752,392

Iron/Steel—0.2%
1,745	United States Steel Corp., 6.875%, 8/15/25 (n)	1,640,300

Lodging—0.7%
1,720	MGM Resorts International, 5.50%, 4/15/27	1,894,193
1,300	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)(g)	1,374,519
2,975	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	3,179,502

		6,448,214

Machinery-Construction & Mining—0.4%
3,645	Terex Corp., 5.625%, 2/1/25 (a)(b)	3,701,352

Media—3.2%
1,360	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)	1,501,508
	CSC Holdings LLC (a)(b),
2,230	7.50%, 4/1/28	2,516,717
2,310	7.75%, 7/15/25	2,483,250
	Diamond Sports Group LLC (a)(b),
795	5.375%, 8/15/26	808,415
4,720	6.625%, 8/15/27 (n)	4,612,549
4,825	DISH DBS Corp., 5.875%, 11/15/24	4,831,031
3,740	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,974,414
4,671	LiveStyle, Inc., 9.625%, 2/1/19 (cost—$4,667,935; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(j)(l)	5
2,810	Meredith Corp., 6.875%, 2/1/26	2,895,276
2,265	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	2,391,166
1,495	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,573,525

		27,587,856

Metal Fabricate/Hardware—0.4%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,764,306

Mining—1.3%
4,405	Constellium SE, 6.625%, 3/1/25 (a)(b)	4,592,257
1,990	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,999,930
3,950	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	4,184,997

		10,777,184

Miscellaneous Manufacturing—0.2%
1,725	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	1,750,858

Oil, Gas & Consumable Fuels—1.3%
1,900	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (n)	1,833,481
4,480	Oasis Petroleum, Inc., 6.875%, 3/15/22	4,197,200
3,220	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	2,898,571
2,285	USA Compression Partners L.P., 6.875%, 9/1/27 (a)(b)	2,342,868

		11,272,120

Paper & Forest Products—0.3%
2,335	Mercer International, Inc., 7.375%, 1/15/25	2,487,277

Pharmaceuticals—1.1%
1,610	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	1,827,390
	Bausch Health Cos., Inc. (a)(b),
1,565	6.125%, 4/15/25	1,631,465
2,140	7.25%, 5/30/29	2,402,530
1,570	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	985,827
2,235	Horizon Pharma USA, Inc., 5.50%, 8/1/27 (a)(b)	2,358,992

		9,206,204

Pipelines—1.0%
1,665	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,693,842
3,240	NGL Energy Partners L.P., 7.50%, 4/15/26 (a)(b)	2,907,487
	Targa Resources Partners L.P. (a)(b),
980	6.50%, 7/15/27	1,047,706
2,900	6.875%, 1/15/29	3,138,735

		8,787,770

Real Estate—0.7%
5,505	Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,667,618

Retail—1.1%
6,480	Conn’s, Inc., 7.25%, 7/15/22	6,563,022
1,530	L Brands, Inc., 6.875%, 11/1/35	1,346,553
1,935	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)(n)	1,165,494

		9,075,069

Semiconductors—0.4%
3,455	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	3,783,311

Software—0.7%
2,330	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	2,451,911
895	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(n)	868,150
2,310	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	2,475,916

		5,795,977

Telecommunications—4.1%
2,265	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (n)	2,553,788
4,645	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(n)	4,360,447
4,115	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	3,981,263
9,370	Consolidated Communications, Inc., 6.50%, 10/1/22	8,058,200
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26	1,606,507
4,250	7.625%, 6/15/21	4,567,688
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,337,986
1,865	Sprint Corp., 7.625%, 3/1/26	2,039,797

		35,505,676

Toys/Games/Hobbies—0.1%
425	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	431,417

Transportation—0.3%
2,688	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,757,493

	Total Corporate Bonds & Notes (cost-$327,514,953)	309,678,585

CONVERTIBLE BONDS & NOTES—31.9%
Agriculture—0.7%
5,665	Vector Group Ltd., 3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (i)	5,888,059

Apparel & Textiles—0.9%
14,740	Iconix Brand Group, Inc., 5.75%, 8/15/23	7,443,700

Biotechnology—1.2%
9,625	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	9,258,827
1,785	Verastem, Inc., 5.00%, 11/1/48	857,656

		10,116,483

Building Materials—1.5%
4,275	Cemex S.A.B de C.V., 3.72%, 3/15/20	4,291,108
8,820	Patrick Industries, Inc., 1.00%, 2/1/23 (g)	8,345,925

		12,637,033

Commercial Services—1.0%
8,825	Macquarie Infrastructure Corp., 2.00%, 10/1/23	8,360,930

Computers—1.5%
1,150	Lumentum Holdings, Inc., 0.25%, 3/15/24	1,613,981
11,735	Western Digital Corp., 1.50%, 2/1/24	11,082,832

		12,696,813

Diversified Financial Services—2.5%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20	9,499,531
12,165	PRA Group, Inc., 3.00%, 8/1/20	12,173,201

		21,672,732

Electronics—1.2%
5,565	OSI Systems, Inc., 1.25%, 9/1/22	6,076,909
4,270	Vishay Intertechnology, Inc., 2.25%, 6/15/25	4,181,522

		10,258,431

Energy-Alternate Sources—2.0%
6,840	Pattern Energy Group, Inc., 4.00%, 7/15/20	6,988,409
	SunPower Corp.,
3,135	0.875%, 6/1/21	2,893,997
9,405	4.00%, 1/15/23	7,665,020

		17,547,426

Engineering & Construction—0.6%
5,455	Tutor Perini Corp., 2.875%, 6/15/21	5,267,484

Equity Real Estate Investment Trusts (REITs)—1.4%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	4,143,097
7,690	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	7,886,004

		12,029,101

Insurance—2.8%
11,390	AXA S.A., 7.25%, 5/15/21 (a)(b)	13,178,914
7,945	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	10,687,886

		23,866,800

Internet—0.3%
3,415	Boingo Wireless, Inc., 1.00%, 10/1/23	3,009,874

Investment Companies—1.2%
9,525	Prospect Capital Corp., 6.375%, 3/1/25	10,144,141

Oil, Gas & Consumable Fuels—1.8%
6,540	Chesapeake Energy Corp., 5.50%, 9/15/26	2,891,477
2,670	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,688,775
2,280	Nabors Industries, Inc., 0.75%, 1/15/24	1,493,217
9,980	Whiting Petroleum Corp., 1.25%, 4/1/20	9,546,574

		15,620,043

Pharmaceuticals—1.8%
12,190	Dermira, Inc., 3.00%, 5/15/22	10,239,600
9,855	Tilray, Inc., 5.00%, 10/1/23	5,444,888

		15,684,488

Pipelines—2.3%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	19,553,104

Semiconductors—0.6%
1,420	Synaptics, Inc., 0.50%, 6/15/22	1,478,771
3,935	Veeco Instruments, Inc., 2.70%, 1/15/23	3,675,268

		5,154,039

Software—3.7%
5,800	Avaya Holdings Corp., 2.25%, 6/15/23	5,090,904
15,785	Avid Technology, Inc., 2.00%, 6/15/20	15,210,561
6,160	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(b)	5,424,397
	Evolent Health, Inc.,
1,140	1.50%, 10/15/25	735,848
6,345	2.00%, 12/1/21	5,543,465

		32,005,175

Telecommunications—1.9%
7,715	GDS Holdings Ltd., 2.00%, 6/1/25	8,766,017
7,915	Infinera Corp., 2.125%, 9/1/24	7,411,619

		16,177,636

Transportation—1.0%
4,560	Echo Global Logistics, Inc., 2.50%, 5/1/20	4,535,013
4,725	Teekay Corp., 5.00%, 1/15/23	4,048,676

		8,583,689

	Total Convertible Bonds & Notes (cost—$277,830,218)	273,717,181

Shares
CONVERTIBLE PREFERRED STOCK—28.5%
Banks—5.0%
12,080	Bank of America Corp., 7.25%, Ser. L (e)	17,878,400
16,980	Wells Fargo & Co., 7.50%, Ser. L (e)	24,790,800

		42,669,200

Chemicals—0.8%
141,075	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	7,300,631

Diversified Financial Services—0.9%
154,835	AMG Capital Trust II, 5.15%, 10/15/37	7,516,283

Electric Utilities—4.3%
76,860	Dominion Energy, Inc., 7.25%, 6/1/22, Ser. A	8,112,573
107,510	NextEra Energy, Inc., 4.872%, 9/1/22	5,337,872
160,380	Sempra Energy, 6.00%, 1/15/21, Ser. A	18,910,406
91,925	Southern Co., 6.75%, 8/1/22, Ser. 2019	4,842,609

		37,203,460

Electronic Equipment, Instruments & Components—0.7%
54,230	Energizer Holdings, Inc., 7.50%, 1/15/22, Ser. A	5,676,254

Electronics—1.1%
10,110	Fortive Corp., 5.00%, 7/1/21, Ser. A	9,467,105

Equity Real Estate Investment Trusts (REITs)—5.3%
7,465	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	9,011,823
56,955	QTS Realty Trust, Inc., 6.50%, Ser. B (e)	7,189,430
410,065	Ready Capital Corp., 7.00%, 8/15/23	10,985,641
631,070	RLJ Lodging Trust, 1.95%, Ser. A (e)	17,979,184

		45,166,078

Hand/Machine Tools—1.8%
24,170	Colfax Corp., 5.75%, 1/15/22	3,552,749
113,405	Stanley Black & Decker, Inc., 5.375%, 5/15/20	11,935,876

		15,488,625

Healthcare-Products—4.1%
84,600	Avantor, Inc., 6.25%, 5/15/22, Ser. A	5,087,844
283,925	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	17,677,170
10,970	Danaher Corp., 4.75%, 4/15/22, Ser. A	12,513,918

		35,278,932

Insurance—2.2%
147,270	Assurant, Inc., 6.50%, 3/15/21, Ser. D	19,125,955

Oil, Gas & Consumable Fuels—0.1%
67,960	Nabors Industries Ltd., 6.00%, 1/1/21, Ser. A	1,143,087

Semiconductors—2.2%
16,190	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	18,731,830

	Total Convertible Preferred Stock (cost—$214,474,402)	244,767,440

PREFERRED STOCK (a)(d)(f)(k)(l)—1.0%
Media—1.0%
3,554	LiveStyle, Inc., Ser. A	519,062
76,572	LiveStyle, Inc., Ser. B (h)	7,657,200
6,750	LiveStyle, Inc., Ser. B	67

	Total Preferred Stock (cost—$14,596,967)	8,176,329

COMMON STOCK (d)(f)(k)—0.0%
Aerospace & Defense—0.0%
8,295	Erickson, Inc. (a)	178,591

Banks—0.0%
56,642	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (h)(j)	6
21,429	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (h)(j)	2

		8

Media—0.0%
90,407	LiveStyle, Inc. (a)(h)(l)	9

	Total Common Stock (cost—$7,106,997)	178,608

Units
WARRANTS (d)(f)(k)—0.0%
Advertising—0.0%
15,602	Affinion Group Holdings, Inc., expires 4/1/24 (cost—$3,080,312; purchased 4/10/19) (j)	139,166

Media—0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(l)	2

	Total Warrants (cost—$3,080,312)	139,168

Principal Amount (000s)
Repurchase Agreements—2.5%
$21,677	State Street Bank and Trust Co., dated 11/29/19, 0.25%, due 12/2/19, proceeds $21,677,452; collateralized by U.S. Treasury Notes, 2.625%, due 2/15/29, valued at $22,115,235 including accrued interest (cost—$21,677,000)	21,677,000

	Total Investments (cost—$866,280,849) (m)—100.0%	$858,334,311

	Other liabilities in excess of assets	(26,140,418)
	Preferred Shares	(323,275,000)

	Net Assets Applicable to Common Shareholders	$508,918,893

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager. Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third- party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $220,456,416, representing 25.7% of total investments.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $212,101,485, representing 24.7% of total investments.

(c)	In default.

(d)	Fair-Valued—Securities with an aggregate value of $18,398,867, representing 2.1% of total investments.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)	Affiliated security.

(i)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(j)	Restricted. The aggregate cost of such securities is $23,620,623. The aggregate value is $6,589,429, representing 0.8% of total investments.

(k)	Non-income producing.

(l)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.0% of total investments.

(m)

At November 30, 2019, the cost basis of portfolio securities for federal income tax purposes was $871,810,750. Gross unrealized appreciation was $58,147,969; gross unrealized depreciation was $71,624,408; and net unrealized depreciation was $13,476,439. The difference between book and tax cost was attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

(n)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $23,915,321.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	—	$14,633,177	$442,750	$15,075,927
Diversified Financial Services	—	18,024,738	9,462,007	27,486,745
Media	—	27,587,851	5	27,587,856
All Other	—	239,528,057	—	239,528,057
Convertible Bonds & Notes	—	273,717,181	—	273,717,181
Convertible Preferred Stock:
Diversified Financial Services	—	7,516,283	—	7,516,283
All Other	$237,251,157	—	—	237,251,157
Preferred Stock	—	—	8,176,329	8,176,329
Common Stock	—	—	178,608	178,608
Warrants	—	—	139,168	139,168
Repurchase Agreements	—	21,677,000	—	21,677,000

Totals	$237,251,157	$602,684,287	$18,398,867	$858,334,311

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2019, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	$442,750	$—		$—		$—	$—	$—	$—	$—	$442,750
Diversified Financial Services	8,995,841	1,013,930	††	—		83,165	—	(630,929)	—	—	9,462,007
Media	5	—		—		—	—	—	—	—	5
Preferred Stock:
Media	8,140,789	—		—		—	—	35,540	—	—	8,176,329
Common Stock:
Advertising	913,767	—		(3,080,312	)†	—	—	2,166,545	—	—	—
Aerospace & Defense	214,509	—		—		—	—	(35,918)	—	—	178,591
Banks	8	—		—		—	—	—	—	—	8
Media	9	—		—		—	—	—	—	—	9
Warrants:
Advertising	—	3,080,312	†	—		—	—	(2,941,146)	—	—	139,166
Media	2	—		—		—	—	—	—	—	2

Totals	$18,707,680	$4,094,242		$(3,080,312)		$83,165	$—	$(1,405,908)	$—	$—	$18,398,867

The table above may include Level 3 investments that are valued by brokers or independent pricing services.

†	Issued or removed via corporate action.
††	Payment-in-Kind

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2019:

	Ending Balance at 11/30/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$9,462,007	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76x (0.38x - 5.40x) 20%
Preferred Stock	$8,176,262	Market and Company Comparables	EV Multiples Illiquidity Discount	0.89x (0.31x - 1.50x) 25%
Common Stock:
Aerospace & Defense	$178,591	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.72x (0.35x - 0.93x) 0.91x (0.38x - 2.12x) 40%
Warrants:
Advertising	$139,166	Market and Company Comparables	EV Multiples	6.39x (1.26x - 19.85x) 6.47x (1.19x - 27.04x)
		Black-Scholes Model	Expected Volatility Implied Price	26.77% $53.86

The table above does not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Fair Value Measurements Note.

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2019 was $(2,969,589).

Glossary:

FRN—Floating Rate Note

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust